NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated February 19, 2013

to the Prospectuses dated May 1, 2012 and August 8, 2012

The following supplements and amends the prospectuses dated May 1, 2012 and August 8, 2012, as previously supplemented:

Available Funds

Effective February 20, 2013, the following is an additional Available Fund under your contract:

Fund	Investment Adviser (Subadviser)
Fidelity® Variable Insurance Products Fund (Service Class 2)
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.

Investment Restrictions for Certain Optional Riders

Effective February 20, 2013, the following is added to Investment Options, Category 2 for riders that require you to abide by investment restrictions:

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Target Volatility Portfolio